BLACKROCK FUNDS II
BlackRock Intermediate Government Bond Portfolio
(the “Fund”)

Supplement dated May 16, 2011
to the Prospectus and Statement of Additional Information, dated January 28, 2011, as amended

Class R Shares of the Fund are currently closed to all purchases. Class R Shares of the Fund will be available for purchase by eligible investors after the close of business on July 15, 2011.

Shareholders should retain this Supplement for future reference.

Code: PR&SAI-IMG-0511SUPR